SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 12, 2004

TRIAD HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29816	75-2816101
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway		75024
Plano, Texas		(Zip Code)
(Address of principal executive offices)

(214) 473-7000

(Registrant’s telephone number, including area code)

Item 12.    Results of Operations and Financial Condition.

On January 12, 2004, Triad Hospitals, Inc. issued a press release announcing expectations relating to its financial results for the three months ended December 31, 2003 and the fiscal year ending December 31, 2004. A copy of the press release is furnished herewith and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ DONALD P. FAY

Donald P. Fay
Executive Vice President, Secretary and General Counsel

Date: January 12, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on January 12, 2004.

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